UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 20, 2019

KEY ENERGY SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-08038	04-2648081
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 McKinney Street, Suite 1800

Houston, Texas 77010

(Address of principal executive offices and Zip Code)

713-651-4300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

(Title of each class)	(Trading symbol(s))	(Name of each exchange on which registered)
Common Stock, $0.01 par value	KEG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously announced, on October 29, 2019, Key Energy Services, Inc. (the “Company” or “Key”) entered into a forbearance agreement (as amended on December 6, 2019, the “ABL Forbearance Agreement”), with Bank of America, N.A., as administrative agent (the “Administrative Agent”) and all of the lenders party thereto (the “Lenders”) regarding a default under the Loan and Security Agreement, dated as of April 5, 2019 (as amended, the “Loan Agreement”), by and among Key, the Administrative Agent and the Lenders.

On December 20, 2019, the Company and the Lenders amended the ABL Forbearance Agreement and the Loan Agreement (the “Forbearance and Loan Agreement Amendment”) to, among other things, (i) reduce the minimum availability Key is required to maintain under the ABL Forbearance Agreement from $12.5 million to $10 million, (ii) reduce the aggregate revolving commitments under the Loan Agreement from $100 million to $80 million and (iii) add certain reporting requirements. In addition, pursuant to the Forbearance and Loan Agreement Amendment, the Lenders have agreed to waive any past breach of the ABL Forbearance Agreement caused by Key’s failure to maintain the minimum availability set forth in the ABL Forbearance Agreement prior to the date of the Forbearance and Loan Agreement Amendment.

The foregoing description of the Forbearance and Loan Agreement Amendment is qualified in its entirety by reference to the complete text of the Forbearance and Loan Agreement Amendment, attached as Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1	Second Amendment to the Forbearance Agreement and Amendment No. 2 to Loan Agreement, dated December 20, 2019, by and among Key Energy Services, Inc., Key Energy Services, LLC, the Lenders party thereto, and Bank of America, N.A., as administrative agent†

†	Certain portions of this exhibit (indicated by “[***]”) have been omitted pursuant to Item 601(b)(10) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEY ENERGY SERVICES, INC.

Date: December 23, 2019	By:	/s/ Katherine I. Hargis
Katherine I. Hargis
Senior Vice President, General Counsel & Corporate Secretary